UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

August 6, 2013
____________________________

GROWLIFE, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-50385	20301 Ventura Blvd, Suite 126 Woodland Hills, California 91364	90-0821083
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(800) 977-5255
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Amendment to Revolving Promissory Note

On June 7, 2013, GrowLife, Inc. (the “Company”) entered into a Revolving Promissory Note (the “Revolving Note”) with W-Net Fund I, L.P. (“W-Net”). Under the terms of the Revolving Note, W-Net agreed to advance to the Company, from time to time and at W-Net’s discretion, amounts up to an aggregate of $550,000 pursuant to requests made by the Company until July 31, 2014. All advances shall be paid on or before July 31, 2014 and interest shall accrue from the date of any advance on any principal amount withdrawn, and on accrued and unpaid interest thereon, at the rate of seven percent (7%) per annum, compounded annually.

The Company’s obligations under the Revolving Note will accelerate, upon written notice from W-Net, upon a bankruptcy event with respect to the Company, any default in the Company’s payment obligations or the Company’s breach of any provision of any material agreement between the Company and W-Net. Upon an event of default, the Revolving Note will bear interest at the rate of 15% per annum, compounded annually.

On August 6, 2013, the Company and W-Net amended the terms of the Revolving Note to increase the maximum amount of the advances that the Company could request under the Revolving Note from the original amount of $550,000 to the revised amount of $750,000. The Revolving Note was also amended to state that any additional requests for additional draws by the Company under the Revolving Note shall be at the sole discretion of W-Net. These were the only terms of the Revolving Note that were amended.

Immediately after signing the amendment to the Revolving Note, the Company requested a $75,000 advance under the Revolving Note which was promptly granted by W-Net.

In the Company’s Current Report on Form 8-K dated June 10, 2013, the Company reported the execution of the Revolving Note and included a copy of the Revolving Note therein as Exhibit 10.1.  The amendment to the Revolving Note is included as Exhibit 10.1 to this Current Report.  The discussion of such documents set forth herein is qualified in its entirety by reference to such exhibits.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures made in Item 1.01, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

10.1	Amendment to Revolving Promissory Note dated August 6, 2013 by and between GrowLife, Inc. and W-Net Fund I, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2013	GrowLife, Inc.

	By:	/s/ Sterling C. Scott
Sterling C. Scott Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Revolving Promissory Note dated August 6, 2013 by and between GrowLife, Inc. and W-Net Fund I, L.P.